Exhibit 99.1
Earnings Release

IRET Announces Financial and Operating Results for the Transition Period
Ended December 31, 2018, Announces the Acquisition of SouthFork Townhomes,
and Provides 2019 Financial Outlook

MINOT, ND, February 27, 2019 – IRET (NYSE: IRET) announced today its financial and operating results for the transition period ended December 31, 2018. Net income and Funds from Operations (“FFO”) per share for the transition period ended December 31, 2018, are detailed below. Core FFO adjusts FFO for certain non-routine items, and both FFO and Core FFO are reconciled to net income in the tables accompanying this earnings release.
Change in Fiscal Year-End and Reverse Stock Split
On September 20, 2018, our Board of Trustees approved a change in our fiscal year-end from April 30 to December 31 effective as of January 1, 2019. As a result, we are presenting an eight-month period ended December 31, 2018, as our transition period, which includes the two-month period ended December 31, 2018. We believe that the year-end change is useful to our financial statement users to allow for increased comparability of our performance to our peers. All subsequent fiscal years, beginning in 2019, will be from January 1 to December 31.
In addition, various disclosures, including FFO, Core FFO, and NOI in this earnings release, present information for the three months ended December 31, 2018, which is consistent with our new calendar year-end. As such, the data for the three months ended December 31, 2018 includes the results for the month ended October 31, 2018, which has previously been included in the financial results for the three and six months ended October 31, 2018, as included in our Form 10-Q and Form 8-K that were filed with the SEC on December 10, 2018. We believe that the data for the three months ended December 31, 2018 provides our financial statement users valuable information and is not meant to be indicative of results for the three months ended January 31, 2019 or any subsequent period. Furthermore, we believe that the three months ended January 31, 2018 is the most comparable previously reported quarter to the three months ended December 31, 2018. As a result, in some instances we present a comparison between these two quarters.
On December 14, 2018, the Board approved a reverse stock split of our outstanding common shares and units at a ratio of 1-for-10. The reverse stock split was effective as of the close of trading on December 27, 2018, with trading commencing on a split-adjusted basis on December 28, 2018. The number of common shares and units was reduced from 119.4 million to 11.9 million and 13.7 million to 1.4 million, respectively. We have retroactively restated all shares and per share data for all periods presented.

	Three Months Ended		Eight Months Ended
Per Share	12/31/2018	1/31/2018	12/31/2018	12/31/2017
Net Income	$(0.49)	$11.22	$(0.75)	$9.78
FFO	0.92	0.43	2.29	1.90
Core FFO	0.92	0.94	2.38	2.76

1

	Quarterly Comparison	Sequential Comparison	YTD Comparison
	Three months ended	Three months ended	Eight months ended
Multifamily Same-Store Results	12/31/18 vs. 1/31/18	12/31/18 vs. 9/30/18	12/31/18 vs. 12/31/17
Revenues	4.0%	1.6%	3.4%
Expenses	0.9%	(1.8)%	0.7%
Net Operating Income (“NOI”)	6.4%	4.1%	5.5%

	Three months ended
Multifamily Same-Store Results	12/31/18	9/30/18	1/31/18
Weighted Average Occupancy	94.7%	92.4%	93.6%
Physical Occupancy - at end of period	95.8%	94.4%	95.3%
"2018 showcased the results that are achievable with focused operations and strategic transactions," said Mark O. Decker, Jr., IRET's President and CEO. "We remain dedicated to the improvement in our resident experience, our team performance, and our operational results while constantly striving to improve our financial flexibility and exposure to strong markets."
Transition Period (8 Months) Ended December 31, 2018 Highlights

•
Disposed of five commercial properties and three parcels of unimproved land, establishing a base year for our multifamily business, with 98.2% of our revenue during the transition period generated from apartment communities.

•
Closed on the sale of our interest in a Williston, North Dakota multifamily portfolio for an aggregate sale price of $42.3 million, eliminating our direct exposure to the Bakken Shale energy-centric economy in Williston.

•	Stabilized two class A core assets - Oxbo Apartments located in St. Paul, MN, and Dylan Apartments located in Denver, CO.

•	Re-organized operations, repositioning both field and support teams to improve scalability and help us succeed in our mission of providing great homes for our residents.

•
Launched our "Rise By 5" margin expansion initiative, which has led us to increase the margin on our same-store multifamily properties by 110 basis points to 57.1% for the eight-month transition period ended December 31, 2018.

•	Aligned and properly resourced our asset management team to undertake a portfolio-wide value add -- with an initial pipeline of 2,100 apartment homes identified for redevelopment.

•
Amended our unsecured credit facility, increasing the total lending commitment to $395 million, extending the term for an additional year, reducing grid pricing at each level by 25-35 basis points, and adding a new $75 million, 7-year term loan.

•	Changed our fiscal year-end to December 31 effective January 1, 2019, thereby improving comparability of our results with our peers.

•	Gained access to a potentially larger investor pool and the attendant liquidity upon the completion of our 1-for-10 reverse stock split at the close of business on December 27, 2018.

•	Repurchased approximately 42,000 shares of our common shares at an average price of $51.36 per share for the transition period ended December 31, 2018.

•	Delivered same-store NOI growth of 5.5% for the eight months ended December 31, 2018.

Acquisitions and Dispositions
During the two-month period ended December 31, 2018, we sold two commercial properties for a total sale price of $11.1 million.
Subsequent Events
Subsequent to the end of the transition period ended December 31, 2018, we repurchased approximately 174,000 shares at an average price of $50.54 per share between January 1, 2019 and February 20, 2019. Since authorization of the share repurchase program in December 2016, we have repurchased approximately 472,000 shares at an average price of $53.71.

2

On February 26, 2019, we acquired SouthFork Townhomes, a 272-unit residential apartment community located in Lakeville, Minnesota, for a total sale price of $44.0 million, with $27.4 million paid in cash and $16.6 million paid through the issuance of convertible preferred units that have a 3.9% coupon and are convertible, at the holders' option, into common units at an exchange rate of $72.50 per common unit share. The convertible preferred units also have a put feature that allows the seller to put all or any of the convertible preferred units to IRET for a cash payment equal to the issue price.
Balance Sheet
At the end of the transition period on December 31, 2018, we had $189 million of total liquidity on our balance sheet, including $175 million available on our corporate revolver.
2019 Financial Overview
We are providing guidance for our 2019 calendar year same-store performance, Earnings Per Share, and Core FFO per share.

2019 Calendar Year Financial Outlook
	Range
	Lower	Mid Point	Upper
Earnings Per Share	$(1.86)	$(1.66)	$(1.46)
Core FFO per Share	$3.52	$3.62	$3.72
Core FFO per Share Growth	3.30%	6.30%	9.30%

Same Store Outlook
Revenue	2.50%	3.25%	4.00%
Expenses	4.00%	3.25%	2.50%
NOI	2.00%	3.25%	4.50%
Notes:

•	For comparative purposes, 2018 same-store includes Park Place Apartments - 500 apartment homes (acquired September 2017), which was transferred to the same-store pool effective January 1, 2019.

•	Guidance includes the acquisition of SouthFork Townhomes and the share repurchases as described above under "Subsequent Events."

•
2019 estimates include $5.1 million of value-add projects. Value-add projects are underwritten at returns of 8%-20%. Our portfolio-wide value-add is projected to be neutral to 2019 FFO due to the initial costs to start the program.

Quarterly Distributions
On December 5, 2018, our Board of Trustees declared a regular quarterly distribution of $0.70 per share/unit payable on January 15, 2019 to common shareholders and unitholders of record on January 2, 2019. This distribution was the 191st consecutive quarterly distribution paid by IRET since the inception of our dividends in 1971. It represents an annualized rate of $2.80 per share/unit.
On December 5, 2018, our Board of Trustees also declared a dividend of $0.4140625 per share on the 6.625% Series C Cumulative Redeemable Preferred Shares (NYSE IRET PRC), payable on December 31, 2018, to holders of record on December 17, 2018. Series C preferred share distributions are cumulative and payable quarterly in arrears at an annual rate of $1.65625 per share.

Earnings Call

Live webcast and replay: http://ir.iretapartments.com

Live Conference Call		Conference Call Replay
Thursday, February 28, 2019 at 10:00 AM ET		Replay available until March 14, 2019
USA Toll Free Number	1-877-509-9785	USA Toll Free Number	1-877-344-7529
International Toll Free Number	1-412-902-4132	International Toll Free Number	1-412-317-0088
Canada Toll Free Number	1-855-669-9657	Canada Toll Free Number	1-855-669-9658
		Conference Number	10128704
Supplemental Information
Supplemental Operating and Financial Data for the Transition Period Ended December 31, 2018 (“Supplemental Information”), is available in the Investors section on IRET’s website at www.iretapartments.com or by calling Investor Relations at

3

701-837-7104. Non-GAAP financial measures and other capitalized terms, as used in this earnings release, are defined and reconciled in the Supplemental Information, which accompanies this earnings release.
About IRET
IRET is a real estate company focused on the ownership, management, acquisition, redevelopment, and development of apartment communities. As of December 31, 2018, IRET owned interests in 87 apartment communities consisting of 13,702 apartment homes. IRET's common shares and Series C preferred shares are publicly traded on the New York Stock Exchange (NYSE symbols: IRET and IRET PRC, respectively).
Forward-Looking Statements
Certain statements in this press release are based on our current expectations and assumptions, and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of those words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although we believe the expectations reflected in our forward-looking statements are based upon reasonable assumptions, we can give no assurance that our expectations will be achieved. Any statements contained herein that are not statements of historical fact should be deemed forward-looking statements. As a result, reliance should not be placed on these forward-looking statements, as these statements are subject to known and unknown risks, uncertainties, and other factors beyond our control and could differ materially from our actual results and performance. Such risks and uncertainties are detailed from time to time in our filings with the SEC, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Annual Report on Form 10-KT for the transition period ended December 31, 2018, in subsequent quarterly reports on Form 10-Q and in other public reports. We assume no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.

4

IRET
RECONCILIATION OF NET INCOME AVAILABLE TO COMMON SHAREHOLDERS
TO FFO AND CORE FFO
z

	(in thousands, except per share amounts)
Three Months Ended	12/31/2018(1)			1/31/2018
	Amount	Weighted Avg Shares and Units(2)	Per Share And Unit(3)	Amount	Weighted Avg Shares and Units(2)	Per Share And Unit(3)
Net income (loss) available to common shareholders	$(5,811)	11,950	$(0.49)	$134,331	11,974	$11.22
Adjustments:
Noncontrolling interest – Operating Partnership	(665)	1,367		16,236	1,443
Depreciation and amortization	18,056			19,017
Impairment of real estate	1,221			—
Gain on sale of real estate	(612)			(163,791)
FFO applicable to common shares and Units(2)	$12,189	13,317	$0.92	$5,793	13,417	$0.43

Adjustments to Core FFO:
Casualty loss write off	43			—
Loss on extinguishment of debt	5			6,787
Redemption of Preferred Shares				8
Core FFO applicable to common shares and Units(2)	$12,237	13,317	$0.92	$12,588	13,417	$0.94

(1)
The three months ended December 31, 2018 includes the month ended October 31, 2018 which was previously included in the financial results for the three and six months ended October 31, 2018 included in our supplemental package filed with the SEC on December 10, 2018.

(2)	Units of the Operating Partnership are exchangeable for cash or, at our discretion, common shares on a one-for-one basis.

(3)	Net income (loss) available to common shareholders is calculated on a per common share basis. FFO is calculated on a per common share and Unit basis.

5

IRET
RECONCILIATION OF NET INCOME AVAILABLE TO COMMON SHAREHOLDERS
TO FFO AND CORE FFO

	(in thousands, except per share amounts)
Eight Months Ended December 31,	2018			2017
	Amount	Weighted Avg Shares and Units(1)	Per Share And Unit(2)	Amount	Weighted Avg Shares and Units(1)	Per Share And Unit(2)
Net income (loss) available to common shareholders	$(8,945)	11,937	$(0.75)	$117,461	12,015	$9.78
Adjustments:
Noncontrolling interest – Operating Partnership	(1,032)	1,387		14,222	1,483
Depreciation and amortization	48,425			61,200
Impairment of real estate investments	1,221			256
Gains on depreciable property sales	(9,110)			(167,553)
FFO applicable to common shares and Units(1)	$30,559	13,324	$2.29	$25,586	13,498	$1.90

Adjustments to Core FFO:
Casualty loss write off	43			—
Loss on extinguishment of debt	556			7,326
Redemption of Preferred Shares	—			3,657
Severance and transition costs	510			650
Core FFO applicable to common shares and Units(1)	$31,668	13,324	$2.38	$37,219	13,498	$2.76

(1)	Units of the Operating Partnership are exchangeable for cash or, at our discretion, common shares on a one-for-one basis.

(2)	Net income (loss) available to common shareholders is calculated on a per common share basis. FFO is calculated on a per common share and Unit basis.

6

IRET
RECONCILIATION OF NET OPERATING INCOME TO THE
CONSOLIDATED STATEMENTS OF OPERATIONS

	(in thousands)
Three Months Ended December 31, 2018(1)	Multifamily	All Other	Total
Revenue	$43,993	$1,737	$45,730
Property operating expenses, including real estate taxes	18,020	370	18,390
Net operating income	$25,973	$1,367	27,340
Property management			(1,447)
Casualty gain (loss)			(540)
Depreciation and amortization			(18,812)
Impairment of real estate investments			(1,221)
General and administrative expenses			(3,769)
Interest expense			(7,682)
Loss on debt extinguishment			(5)
Interest and other income			483
Income (loss) before gain on sale of real estate and other investments and income from discontinued operations			(5,653)
Gain (loss) on sale of real estate and other investments			612
Net income (loss)			$(5,041)

(1)
The three months ended December 31, 2018 includes the month ended October 31, 2018 which was previously included in the financial results for the three and six months ended October 31, 2018 included in our supplemental package filed with the SEC on December 10, 2018.

	(in thousands)
Three Months Ended January 31, 2018	Multifamily	All Other	Total
Revenue	$39,422	$3,294	$42,716
Property operating expenses, including real estate taxes	16,970	1,085	18,055
Net operating income	$22,452	$2,209	24,661
Property management			(1,387)
Casualty gain (loss)			(55)
Depreciation and amortization			(18,390)
Impairment of real estate investments			—
General and administrative expenses			(3,011)
Interest expense			(9,236)
Loss on debt extinguishment			(285)
Interest and other income			433
Income (loss) before gain on sale of real estate and other investments and income from discontinued operations			(7,270)
Gain (loss) on sale of real estate and other investments			12,387
Income (loss) from continuing operations			5,117
Income (loss) from discontinued operations			146,811
Net income (loss)			$151,928

7

IRET
RECONCILIATION OF NET OPERATING INCOME TO THE
CONSOLIDATED STATEMENTS OF OPERATIONS

	(in thousands)
Eight Months Ended December 31, 2018	Multifamily	All Other	Total
Revenue	$116,138	$5,733	$121,871
Property operating expenses, including real estate taxes	48,896	1,823	50,719
Net operating income	$67,242	$3,910	71,152
Property management			(3,663)
Casualty gain (loss)			(915)
Depreciation and amortization			(50,456)
Impairment of real estate investments			(1,221)
General and administrative expenses			(9,812)
Interest expense			(21,359)
Loss on debt extinguishment			(556)
Interest and other income			1,233
Income (loss) before gain on sale of real estate and other investments and income from discontinued operations			(15,597)
Gain (loss) on sale of real estate and other investments			9,707
Income (loss) from continuing operations			(5,890)
Income (loss) from discontinued operations			570
Net income (loss)			$(5,320)

	(in thousands)
Eight Months Ended December 31, 2017	Multifamily	All Other	Total
Revenue	$99,583	$11,666	$111,249
Property operating expenses, including real estate taxes	43,778	4,037	47,815
Net operating income	$55,805	$7,629	$63,434
Property management			(3,652)
Casualty gain (loss)			(600)
Depreciation and amortization			(54,902)
Impairment of real estate investments			(256)
General and administrative expenses			(9,041)
Interest expense			(22,804)
Loss on debt extinguishment			(818)
Interest and other income			714
Income (loss) before gain on sale of real estate and other investments and income from discontinued operations			(27,925)
Gain (loss) on sale of real estate and other investments			17,816
Income (loss) from continuing operations			(10,109)
Income (loss) from discontinued operations			150,703
Net income (loss)			$140,594

8